UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2009

VALIANT HEALTHCARE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-53487	26-2871644
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 N. University Drive, Suite 810, Coral Springs, Florida	33071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 419-1835

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of April 21, 2009, two members of Valiant’s Board of Directors resigned, Cheryl Rager and Steven Turner, neither of whom resigned due to a disagreement with Valiant. Mr. Turner remains with Valiant as its President.

On the same date, Aarif Dohad, the husband of Ms. Rager, was appointed as a member of the Board of Directors. Ms. Rager is currently the majority stockholder of Valiant. There are no arrangements or understandings between Mr. Dohad and any other persons, pursuant to which he was selected as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VALIANT HEALTHCARE, INC.

By:  /s/ Steven Turner

   Name:  Steven Turner
   Title:    President

Dated: April 21, 2009

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